Exhibit 99.3

1 Second Quarter 2017 Financial and Operating Results August 9, 2017

GLOBAL BROKERAGE INC

Safe Harbor

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, which reflect Global Brokerage's current views with respect to, among other things, its operations and financial performance in the future. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about Global Brokerage's industry, business plans, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with Global Brokerage's strategy to focus on its operations outside the United States, risks associated with the events that took place in the currency markets on January 15, 2015 and their impact on Global Brokerage's capital structure, risks associated with Global Brokerage's ability to recover all or a portion of any capital losses, risks associated with the potential delisting of Global Brokerage's common stock from the Nasdaq Global Select Market and the potential consequences of such a delisting under Global Brokerage's financing agreements, risks relating to the ability of Global Brokerage to satisfy the terms and conditions of or make payments pursuant to the terms of the finance agreements with Leucadia, as well as risks associated with Global Brokerage's obligations under its other financing agreements, risks related to Global Brokerage's dependence on FX market makers, market conditions, risks associated with the outcome of any potential litigation or regulatory inquiries to which Global Brokerage may become subject, risks associated with potential reputational damage to Global Brokerage resulting from its sale of US customer accounts, and those other risks described under "Risk Factors" in Global Brokerage's Annual Report on Form 10-K, Global Brokerage's latest Quarterly Report on Form 10-Q, and other reports or documents Global Brokerage files with the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with Global Brokerage's Consolidated Financial Statements and the Notes thereto contained in Global Brokerage's Annual Report on Form 10-K, Global Brokerage's latest Quarterly Report on Form 10-Q, and in other reports or documents that Global Brokerage files with the SEC from time to time, which are accessible on the SEC website at sec.gov.

Global Brokerage undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures: This presentation presents certain non-GAAP financial measures. These measures should not be considered in isolation from, or as a substitute for, measures prepared in accordance with generally accepted accounting principles. See the appendix to this presentation for reconciliations of these non-GAAP financial measures to the most comparable measures calculated and presented in accordance with GAAP.

2

3 Q2 2017 Highlights for Continuing Operations Highlights for Q2 2017 include: • Total Net Revenues from continuing operations were $49.4 million, an increase of $3.5 million or 7.7%from $45.9 million in Q1 2017, in part a reflection of lower volumes of 10%but higher revenue per million of 21%in Q2 2017 • AdjustedEBITDAfrom continuing operationswas $9.0 million,an increase of $2.9 million from Q1 2017,in part a function of continued cost reduction efforts • Net Loss fromcontinuing operations attributable to Global Brokerage, Inc. of$4.3million or $0.69/share • Includes a non-cash gain of$2.0 million on derivative liabilities (Leucadia Credit Agreement) and $5.1 million of depreciation and amortization FXCM Group Operating Results: • Strong revenue capture -trading revenue per million of $80/MM up 21% vs. $66/MM in Q1 2017 • Trading volume of $612 billion for Q2 2017 decreased 10% from Q1 2017

4 • $124.1 million of operating cash*at 06/30/17 in our continuing operations • As of 8/9/17 there is $113.5 million principaloutstanding on the Leucadia loan due January 2018 • $172.5 million outstanding of convertible debt due June 2018 • In Q2 2017, announced the sale of our stake in FastMatchfor approx. $55.6 million • Portion to be held in escrow • Subject to certain future adjustments including a share of a $10 million earnoutif certain performance targets of FastMatchare met • Subject to customary closing conditions / targeting closing in Q3 2017 • Work continues on disposing of the remaining assets held for sale (Lucid, V3 Markets) • Potential delisting in October 2017 from Nasdaq Global Select Market could accelerate debt obligations; engaging with convertible bondholders Q2 2017 Liquidity & Capital Position * Cash and cash equivalents plus Due From Brokers Less Due to Brokers

5 Trading Metrics (1) 14.3 12.9 12.0 12.5 10.6 9.4 5 7 9 11 13 15 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 ADV ($’s Billions) $64 $65 $61 $85 $66 $80 $25 $35 $45 $55 $65 $75 $85 $95 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Revenue per Million 557.3 506.6 480.2 481.7 427.4 340.5 300 400 500 600 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Daily Average Revenue Trades (DARTs, 000’s) 302 272 273 281 269 252 457 431 384 384 306 258 158 138 133 133 105 103 - 200 400 600 800 1,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Volume by Region ($’s Billions) Asia EMEA ROW (1) Trading metrics data excludes discontinued operations.

6 Global Brokerage, Inc. Operating Environment –Currency VIX and Equity Market VIX • Q2 2017 was one of the lowest volatility periods in recent history – in both the currency markets (as measured by the JPM Global FX CVIX above) and equity markets (as measured by the CBOE equity VIX to the right) • Low volatility trend has continued since quarter-end although some improvement in currency volatility recently • Revenue per Million encouraging into beginning of Q3 2017 7 8 9 10 11 12 13 14 JPM Global FX CVIX -January 2016 -August 2017 5 10 15 20 25 30 35 CBOE Equity VIX -January 2016 -August 2017

GLOBAL BROKERAGE INC

Global Brokerage, Inc.

Condensed Consolidated Statements of Operations (unaudited)

(In thousands, except per share amounts) (Unaudited)	Three Months Ended June 30, 2017	2016
Revenues		
Trading revenue	$ 48,734	$ 54,698
Interest income	503	311
Brokerage interest expense	(184)	(229)
Net interest revenue	319	82
Other income	328	1,196
Total net revenues	49,381	55,976
Operating Expenses		
Compensation and benefits	14,276	19,407
Referring broker fees	5,906	8,079
Advertising and marketing	3,984	3,056
Communication and technology	5,559	6,208
Trading costs, prime brokerage and clearing fees	854	625
General and administrative	11,624	19,539
Depreciation and amortization	5,127	6,026
Total operating expenses	47,330	62,940
Operating income (loss)	2,051	(6,964)
Other Expense (Income)		
Gain on derivative liabilities — Letter & Credit Agreement	2,054	116,529
Income (loss) on equity method investments, net	170	(149)
Interest on borrowings	11,115	21,202
(Loss) income from continuing operations before income taxes	(6,840)	88,214
Income tax provision (benefit)	844	(443)
(Loss) income from continuing operations	(7,684)	88,657
Loss from discontinued operations, net of tax	(1,052)	(154)
Net (loss) income	(8,736)	88,503
Net (loss) income attributable to non-controlling interest in Global Brokerage Holdings, LLC	(1,161)	28,452
Net loss attributable to redeemable non-controlling interest in FXCM Group, LLC	(3,586)	-
Net loss attributable to other non-controlling interests	(538)	(350)
Net (loss) income attributable to Global Brokerage, Inc.	$ (3,451)	$ 60,401
(Loss) income from continuing operations attributable to Global Brokerage, Inc.	$ (4,255)	$ 60,247
Income from discontinued operations attributable to Global Brokerage, Inc.	804	154
Net (loss) income attributable to Global Brokerage, Inc.	$ (3,451)	$ 60,401
Weighted average shares of Class A common stock outstanding - Basic and Diluted	6,143	5,603
Net (loss) income per share attributable to stockholders of Class A common stock of Global Brokerage, Inc. - Basic and Diluted		
Continuing operations	$ (0.69)	$ 10.75
Discontinued operations	0.13	0.03
Net (loss) income attributable to Global Brokerage, Inc.	$ (0.56)	$ 10.78

- **Q2 2017 net Loss** from continuing operations **attributable to Global Brokerage, Inc.** of **$4.3 million** or **$0.69/share includes a non-cash gain of $2.0 million** on derivative liabilities (Leucadia Credit Agreement) and **$5.1 million** of depreciation and amortization
- Cash interest expense in Q2 2017 was **$8.2 million**

7

8 Global Brokerage, Inc. Sequential Net Revenues and Operating Expenses (In thousands, except per share amounts) • Strong focus on cost controls has resulted in significant reduction in FXCM Group’s cost base allowing FXCM Group to remain profitable despite the very low volatility environment of Q2 2017 March 31, 2016 June 30, 2016 September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 Adj Continuing Ops Adj Continuing Ops Adj Continuing Ops Adj Continuing Ops Adj Continuing Ops Adj Continuing Ops Adjusted Total Revenues* 60,438$ 55,976$ 50,315$ 68,544$ 45,864$ 49,381$ Compensation and benefits 19,605$ 19,407$ 19,236$ 13,153$ 13,321$ 14,276$ Referring broker fees 9,750 8,079 8,718 8,329 7,361 5,906 Advertising and marketing 3,530 3,056 2,736 3,164 3,643 3,984 Communication and technology 7,235 6,208 6,524 6,821 5,974 5,559 Trading costs 641 625 586 598 661 854 General and administrative 10,591 11,435 10,465 10,890 8,859 9,822 Adjusted Operating Expenses* 51,352$ 48,810$ 48,266$ 42,955$ 39,819$ 40,401$ * Revenues and Operating expenses are adjusted for certain costs that are not viewed by management as expenses incurred in the ordinary course of business. See Slide 9 and the Appendix for reconciliations to GAAP. Three Months Ended

GLOBAL BROKERAGE INC

Financial Summary

Three Months Ended June 30, 2017 and 2016 (unaudited)

	Three Months Ended June 30, 2017						Three Months Ended June 30, 2016					
	Continuing Ops	Adjust.	Adj Continuing Ops	Disc Ops	Adjust.	Adjusted Combined	Continuing Ops	Adjust.	Adj Continuing Ops	Disc Ops	Adjust.	Adjusted Combined
Trading Revenue	$ 48,734	$ -	$ 48,734	$ 5,775	$ -	$ 54,509	$ 54,698	$ -	$ 54,698	$ 21,728	$ -	$ 76,426
Interest	319	-	319	8	-	327	82	-	82	280	-	362
Other	328	-	328	33	-	361	1,196	-	1,196	74	-	1,270
Adjusted Total Revenues	**49,381**	**-**	**49,381**	**5,816**	**-**	**55,197**	**55,976**	**-**	**55,976**	**22,082**	**-**	**78,058**
Compensation and benefits (3)	14,276	-	14,276	1,426	(160)	15,542	19,407	-	19,407	5,416	-	24,823
Referring broker fees	5,906	-	5,906	-	-	5,906	8,079	-	8,079	854	-	8,933
Advertising and marketing	3,984	-	3,984	-	-	3,984	3,056	-	3,056	1,760	-	4,816
Communication and technology	5,559	-	5,559	1,174	-	6,733	6,208	-	6,208	1,734	-	7,942
Trading costs	854	-	854	3,427	-	4,281	625	-	625	3,324	-	3,949
General and administrative (1)	11,624	(1,802)	9,822	1,486	(539)	10,769	19,539	(8,104)	11,435	6,456	(1,422)	16,469
Bad debt expense (2)	-	-	-	-	-	-	-	-	-	(141)	141	-
Adjusted Operating Expenses	**42,203**	**(1,802)**	**40,401**	**7,513**	**(699)**	**47,215**	**56,914**	**(8,104)**	**48,810**	**19,403**	**(1,281)**	**66,932**
Gain (loss) on equity method investments, net (4)	**170**	**(170)**	-	**496**	-	496	**(149)**	-	(149)	**(60)**	-	(209)
Adjusted EBITDA	**$ 7,348**	**$ 1,632**	**$ 8,980**	**$ (1,201)**	**$ 699**	**$ 8,478**	**$ (1,087)**	**$ 8,104**	**$ 7,017**	**$ 2,619**	**$ 1,281**	**$ 10,917**

Footnotes:

(1) For the three months ended June 30, 2017, represents $1.4 million of professional fees primarily related to restructuring costs associated with the Senior convertible notes and $0.4 million of charges for client adjustments related to various trading platform issues, recorded in continuing operations; and $0.5 million of legal and other professional fees, primarily related to the regulatory settlement, a $0.1 million reserve for potential regulatory fines related to the events of January 15, 2015, partially offset by an adjustment of $0.1 million to restructuring costs associated with a marketing agreement as a result of the Company ceasing operations in the United States in the first quarter of 2017, recorded in discontinued operations. For the three months ended June 30, 2016, represents the provision for debt forgiveness of $8.2 million against the notes receivable from the non-controlling members of Lucid, $0.5 million of professional fees, including fees related to the Leucadia debt restructuring, partially offset by $0.6 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event and the cybersecurity incident, recorded in continuing operations; and $1.3 million of professional fees, $0.5 million related to pre-August 2010 trade execution practices and other regulatory fees and fines, partially offset by $0.4 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event and the cybersecurity incident, recorded in discontinued operations.

(2) Represents the net bad recovery related to client debit balances associated with the January 15, 2015 SNB event.

(3) Represents $0.2 million of employee severance expense related to the restructuring plan as a result of the withdrawal from business in the United States in the first quarter of 2017.

(4) Represents the gain on the sale of an equity method investment which was impaired in 2016.

9

10 Balance Sheet As of June 30, 2017 and December 31, 2016 (unaudited, condensed) ($’s in Thousands) June 30, 2017 December 31, 2016 June 30, 2017 December 31, 2016 Assets Liabilities, Redeemable Non-Controlling Interest and Stockholders' Deficit Current assets Current liabilities Cash and cash equivalents 124,542$ 200,914$ Customer account liabilities 352,292$ 428,542$ Cash and cash equivalents, held for customers 352,292 428,542 Accounts payable and accrued expenses 30,156 55,491 Due from brokers 881 3,363 Due to brokers 1,292 1,471 Accounts receivable, net 5,123 5,236 Senior convertible notes 165,149 - Other current assets 113 199 Credit Agreement - Related Party 119,693 - Assets held for sale 64,868 330,497 Other liabilities 1,117 2,629 Total current assets 547,819 968,751 Liabilities held for sale 3,084 235,719 Deferred tax assets 511 330 Total current liabilities 672,783 723,852 Office, communication and computer equipment, net 29,534 32,815 Deferred tax liability 269 215 Goodwill - 23,479 Senior convertible notes - 161,425 Other intangible assets, net 2,963 6,285 Credit Agreement - Related Party - 150,516 Other assets 17,845 7,364 Other liabilities 7,973 7,319 Total assets 598,672$ 1,039,024$ Total liabilities 681,025 1,043,327 Redeemable non-controlling interest 26,962 46,364 Stockholders’ Deficit Total stockholders’ deficit (109,315) (50,667) Total liabilities, redeemable non-controlling interest and stockholders’ deficit 598,672$ 1,039,024$

11 Appendix

12 Operating Cash June 30, 2017 and December 31, 2016 (000’s, unaudited) Continuing Operations Discontinued Operations Combined Continuing Operations Discontinued Operations Combined Cash & Cash Equivalents $ 124,542 $ 10,033 $ 134,575 $ 200,914 $ 9,378 $ 210,292 Due From Brokers 881 6,597 7,478 3,363 14,090 17,453 Due to Brokers (1,292) (492) (1,784) (1,471) (45) (1,516) Operating Cash $ 124,131 $ 16,138 $ 140,269 $ 202,806 $ 23,423 $ 226,229 June 30, 2017 December 31, 2016

GLOBAL BROKERAGE INC

Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures*

3 Months Ended June 30, 2017 and 2016 (000's, unaudited)

(Unaudited)

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30,

	2017			2016		
	Continuing Operations	Discontinued Operations	Combined	Continuing Operations	Discontinued Operations	Combined
Net (loss) income	$ (7,684)	$ (1,052)	$ (8,736)	$ 88,657	$ (154)	$ 88,503
Adjustments:						
Allocation of net income to Lucid members for services provided[(1)]	—	687	687	—	1,360	1,360
General and administrative[(2)]	1,802	539	2,341	8,104	1,422	9,526
Bad debt recovery[(3)]	—	—	—	—	(141)	(141)
Compensation and benefits[(4)]	—	160	160	—	—	—
Depreciation and amortization	5,127	—	5,127	6,026	923	6,949
Loss on classification as held for sale	—	—	—	—	486	486
Gain on derivative liabilities — Letter & Credit Agreement	(2,054)	—	(2,054)	(116,529)	—	(116,529)
Interest on borrowings	11,115	—	11,115	21,202	—	21,202
Income tax provision (benefit)	844	(4)	840	(443)	4	(439)
Gain on completed dispositions	—	(832)	(832)	—	—	—
Gain on sale of equity method investment[(5)]	(170)	—	(170)	—	—	—
Total adjustments	16,664	550	17,214	(81,640)	4,054	(77,586)
Adjusted EBITDA	$ 8,980	$ (502)	$ 8,478	$ 7,017	$ 3,900	$ 10,917

13

* See footnotes following

14 Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures 3Months Ended June 30, 2017 and 2016 (footnotes) (1) Represents the elimination of the 49.9% of Lucid's earnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes included in discontinued operations. (2) For the three months ended June 30, 2017, represents $1.4 million of professional fees primarily related to restructuring costs associated with the Senior convertible notes and $0.4 million of charges for client adjustments related to various trading platform issues, recorded in continuing operations; and $0.5 million of legal and other professional fees, primarily related to the regulatory settlement, a $0.1 million reserve for potential regulatory fines related to the events of January 15, 2015, partially offsetbyan adjustment of $0.1 million to restructuring costs associated with a marketing agreement as a result of the Company ceasing operations in the United States in the first quarter of 2017, recorded in discontinued operations.For the three months ended June 30, 2016, represents the provision for debt forgiveness of $8.2 million against the notes receivable from the non-controlling members of Lucid, $0.5 million of professional fees, including fees related to the Leucadia debt restructuring, partially offset by $0.6million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event and the cybersecurity incident, recorded in continuing operations; and $1.3 million of professional fees, $0.5 million related to pre-August 2010 trade execution practices and other regulatory fees and fines, partially offset by $0.4 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event and the cybersecurity incident, recorded in discontinued operations. (3) Represents the net bad recovery related to client debit balances associated with the January 15, 2015 SNB event. (4) Represents $0.2 million of employee severance expense related to the restructuring plan as a result of the withdrawal from business in the United States in the first quarter of 2017. (5) Represents the gain on the sale of an equity method investment which was impaired in 2016.

GLOBAL BROKERAGE INC

Financial Summary

Three Months Ended March 31, 2017 and 2016
(unaudited)

	Three Months Ended March 31, 2017						Three Months Ended March 31, 2016						
	Continuing Ops	Adjust.	Adj Continuing Ops	Disc Ops	Adjust.	Adjusted Combined	Continuing Ops	Adjust.	Adj Continuing Ops	Disc Ops	Adjust.	Adjusted Combined	Change in Adjusted Combined
Trading Revenue[1]	$ 45,145	$ -	$ 45,145	$ 12,635	$ -	$ 57,780	$ 58,874	$ -	$ 58,874	$17,209	$ -	$ 76,083	$ (18,303)
Interest	169	-	169	196	-	365	137	-	137	322	-	459	(94)
Other[2]	550	-	550	899	-	1,449	1,383	44	1,427	55	-	1,482	(33)
Adjusted Total Revenues	**45,864**	**-**	**45,864**	**13,730**	**-**	**59,594**	**60,394**	**44**	**60,438**	**17,586**	**-**	**78,024**	**(18,430)**
Compensation and benefits[3]	13,321	-	13,321	9,203	(4,385)	18,139	19,605	-	19,605	5,262	-	24,867	(6,728)
Referring broker fees	7,361	-	7,361	250	-	7,611	9,750	-	9,750	896	-	10,646	(3,035)
Advertising and marketing	3,643	-	3,643	2,097	-	5,740	3,530	-	3,530	1,938	-	5,468	272
Communication and technology	5,974	-	5,974	1,560	-	7,534	7,235	-	7,235	1,867	-	9,102	(1,568)
Trading costs	661	-	661	4,400	-	5,061	641	-	641	3,856	-	4,497	564
General and administrative[4]	9,966	(1,107)	8,859	6,904	(5,364)	10,399	11,708	(1,117)	10,591	2,899	(369)	13,121	(2,722)
Adjusted Operating Expenses	**40,926**	**(1,107)**	**39,819**	**24,414**	**(9,749)**	**54,484**	**52,469**	**(1,117)**	**51,352**	**16,718**	**(369)**	**67,701**	**(13,217)**
(Loss) gain on equity method investments, net[5]	-	-	-	478	-	478	(189)	-	(189)	832	(679)	(36)	514
Adjusted EBITDA	**$ 4,938**	**$ 1,107**	**$ 6,045**	**$ (10,206)**	**$ 9,749**	**$ 5,588**	**$ 7,736**	**$ 1,161**	**$ 8,897**	**$ 1,700**	**$ (310)**	**$ 10,287**	**$ (4,699)**

Footnotes:

(1) Included in Q1 2017 continuing ops is $44.9 million from Retail and $0.2 million from FXCM Pro. Included in Q1 2017 discontinued ops is $5.0 million from FXCM US LLC, $6.4 million from Lucid and $1.2 million from V3.

Included in Q1 2016 continuing ops is $67.4 million from Retail and $2.3 million from FXCM Pro. Included in Q1 2016 discontinued ops is $10.9 million from FXCM US LLC, $6.4 million from Lucid and $(0.1) million from V3.

(2) Represents a $0.1 million charge in the three months ended March 31, 2016 for tax receivable agreement payments.

(3) Represents $4.4 million of employee severance expense related to the restructuring plan as a result of the withdrawal from business in the United States.

(4) For the three months ended March 31, 2017, represents $0.9 million of professional fees primarily related to shareholder litigation, partially offset by $0.4 million of insurance recoveries to reimburse for costs related to the January 15, 2015 SNB event, and a $0.6 million reserve related to pre-August 2010 trade execution practices, recorded in continuing operations; and $1.1 million of professional fees, primarily related to the regulatory settlement, $4.0 million of restructuring costs related to a marketing agreement due to the Company ceasing operations in the United States, and a $0.3 million reserve for potential regulatory fines related to the events of January 15, 2015, recorded in discontinued operations. For the three months ended March 31, 2016, represents $1.1 million of professional fees related to the Leucadia debt restructuring and the Stockholders Rights Plan, recorded in continuing operations, and $0.4 million of professional fees related to the January 15, 2015 SNB event, recorded in discontinued operations.

15

16 Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures* 3 Months Ended March 31, 2017 and 2016 (000’s, unaudited) * See footnotes following Continuing Ops Disc Ops Combined Continuing Ops Disc Ops Combined Net (loss) income (39,025)$ (27,699)$ (66,724)$ 91,150$ (31,974)$ 59,176$ Adjustments: Net Revenues (2) - - - 44 - 44 Allocation of net income to Lucid members for services provided (3) - 774 774 - 1,201 1,201 General and administrative (4) 1,107 5,364 6,471 1,117 369 1,486 Compensation & Benefits (5) - 4,385 4,385 - - - Depreciation and amortization 5,218 700 5,918 6,297 947 7,244 Loss on classification as held for sale - 20,440 20,440 - 31,511 31,511 Goodwill impairment 23,917 - 23,917 - - - Loss (gain) on derivative liabilities - Letter & Credit Agreement 550 - 550 (110,831) - (110,831) Interest on borrowings 14,361 - 14,361 20,553 - 20,553 Income tax (benefit) provision (83) (7) (90) 567 15 582 Gain on completed dispositions - (4,414) (4,414) - (679) (679) Total adjustments 45,070 27,242 72,312 (82,253) 33,364 (48,889) Adjusted EBITDA 6,045$ (457)$ 5,588$ 8,897$ 1,390$ 10,287$ Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA (1) Three Months Ended March 31, 2017 2016

17 Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures 3Months Ended March 31, 2017 and 2016 (footnotes) (1) Adjusted EBITDA is a Non-GAAP measure that is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with the Company's results of operations as determined in accordance with U.S. GAAP. (2) Represents a $0.1 million charge in Q1 2016 for tax receivable agreement payments. (3) Represents the elimination of the 49.9% of Lucid'searnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes included in discontinued operations. (4) For the three months ended March 31, 2017, represents $0.9 million of professional fees primarily related to shareholder litigation, partially offset by $0.4 million of insurance recoveries to reimburse for costs related to the January 15, 2015 SNB event, and a $0.6 million reserve related to pre-August 2010 trade execution practices, recorded in continuing operations; and $1.1 million of professional fees, primarily related to the regulatory settlement, $4.0 million of restructuring costs related to a marketing agreement due to the Company ceasing operations in the United States, and a $0.3 million reserve for potential regulatory fines related to the events of January 15, 2015, recorded in discontinued operations. For the three months ended March 31, 2016, represents $1.1 million of professional fees related to the Leucadia debt restructuring and the Stockholders Rights Plan, recorded in continuing operations, and $0.4 million of professional fees related to the January 15, 2015 SNB event, recorded in discontinued operations. (5) Represents $4.4 million of employee severance expense related to the restructuring plan as a result of the withdrawal from business in the United States.

GLOBAL BROKERAGE INC

Financial Summary

Three Months Ended September 30, 2016
(unaudited)

($'s in Thousands)

	Three Months Ended September 30, 2016					
	Continuing Ops	**Adjust.**	**Adj Continuing Ops**	**Disc Ops**	**Adjust.**	**Adjusted Combined**
Trading Revenue(1)	$ 48,042	$ -	$ 48,042	$ 18,609	$ -	$ 66,651
Interest	320	-	320	255	-	575
Other	1,954	-	1,954	1,042	-	2,996
Adjusted Total Revenues	**50,315**	**-**	**50,315**	**19,907**	**-**	**70,222**
Compensation and benefits	19,236	-	19,236	4,875	-	24,111
Referring broker fees	8,718	-	8,718	817	-	9,535
Advertising and marketing	2,736	-	2,736	2,333	-	5,069
Communication and technology	6,524	-	6,524	1,766	-	8,290
Trading costs	586	-	586	3,252	-	3,838
General and administrative(2)	11,814	(1,349)	10,465	3,279	(729)	13,015
Bad debt expense	-	-	-	-	-	-
Adjusted Operating Expenses	**49,615**	**(1,349)**	**48,266**	**16,321**	**(729)**	**63,858**
(Loss) gain on equity method investments, net	(140)	-	(140)	149	-	9
Adjusted EBITDA	**$ 560**	**$ 1,349**	**$ 1,909**	**$ 3,735**	**$ 729**	**$ 6,373**

Footnotes:

(1) Included in Q3 2016 continuing ops is $47.4 million from Retail and $0.6 million from FXCM Pro. Included in Q3 2016 discontinued ops is $9.8 million from FXCM US LLC, $5.8 million from Lucid and $3.0 million from V3.

(2) Represents $1.3 million of professional fees including fees related to the Leucadia Restructuring Transaction and other SNB related costs included in continuing operations and $0.7 million of regulatory and legal costs related to the SNB event in discontinued operations.

18

19 Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures 3 Months Ended September 30, 2016 (000’s, unaudited) (1) Adjusted EBITDA is a Non-GAAP measure that is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with the Company's results of operations as determined in accordance with U.S. GAAP. (2) Represents the elimination of the 49.9% of Lucid'searnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes included in discontinued operations. (3) Represents $1.3 million of professional fees including fees related to the Leucadia Restructuring Transaction and other SNB related costs included in continuing operations and $0.7 million of regulatory and legal costs related to the SNB event in discontinued operations. Continuing Ops Disc Ops Combined Net (loss) income (51,844)$ (23,503)$ (75,347)$ Adjustments: Allocation of net income to Lucid members for services provided(2) - 1,218 1,218 General and administrative(3) 1,349 729 2,078 Depreciation and amortization 6,037 919 6,956 Loss (gain) on classification as held for sale - 25,095 25,095 Loss (gain) on derivative liabilities - Letter & Credit Agreement 26,985 - 26,985 Interest on borrowings 19,473 - 19,473 Income tax (benefit) provision (91) 6 (85) Total adjustments 53,753 27,967 81,720 Adjusted EBITDA 1,909$ 4,464$ 6,373$ Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA (1) Three Months Ended September 30, 2016

GLOBAL BROKERAGE INC

Financial Summary

Three Months Ended December 31, 2016 (unaudited)

($'s in Thousands)

	Three Months Ended December 31, 2016					
	Continuing Ops	Adjust.	Adj Continuing Ops	Disc Ops	Adjust.	Adjusted Combined
Trading Revenue[1]	$ 67,736	$ -	$ 67,736	$ 20,205	$ -	$ 87,941
Interest	102	-	102	440	-	542
Other	706	-	706	130	-	836
Adjusted Total Revenues	**68,544**	**-**	**68,544**	**20,775**	**-**	**89,319**
Compensation and benefits	13,153	-	13,153	4,175	-	17,328
Referring broker fees	8,329	-	8,329	770	-	9,099
Advertising and marketing	3,164	-	3,164	2,332	-	5,496
Communication and technology	6,821	-	6,821	1,801	-	8,622
Trading costs	598	-	598	3,765	-	4,363
General and administrative[2]	10,850	40	10,890	11,640	(8,728)	13,802
Bad debt expense	-	-	-	-	-	-
Adjusted Operating Expenses	**42,915**	**40**	**42,955**	**24,483**	**(8,728)**	**58,710**
(Loss) gain on equity method investments, net[3]	(2,575)	2,575	-	193	-	193
Adjusted EBITDA	**$ 23,054**	**$ 2,535**	**$ 25,589**	**$ (3,515)**	**$ 8,728**	**$ 30,802**

Footnotes:

[1] Included in Q4 2016 continuing ops is $67.4 million from Retail and $0.3 million from FXCM Pro. Included in Q4 2016 discontinued ops is $11.7 from FXCM US LLC, $7.2 million from Lucid and $1.3 million from V3.

[2] Represents $0.1 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event included in continuing operations and represents a CFTC regulatory fine of $7.0 million and $2.1 million of regulatory and legal costs related to the SNB event partially offset by $0.4 million of insurance recoveries to reimburse for costs related to the January 15, 2015 SNB event in discontinued operations for the three months ended December 31, 2016.

[3] Represents $2.6 million of impairments taken on equity method investments in the three months ended December 31, 2016.

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GLOBAL BROKERAGE INC

Reconciliation of GAAP Reported to Non-GAAP Adjusted Financial Measures

3 Months Ended December 31, 2016 (000's, unaudited)

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA[1]
Three Months Ended December 31, 2016

	Continuing Ops	Disc Ops	Combined
Net income (loss)	$ 44,649	$ (73,048)	$ (28,399)
Adjustments:			
Allocation of net income to Lucid members for services provided[2]	-	(750)	(750)
General and administrative[3]	(40)	8,728	8,688
Loss on equity method investments, net[4]	2,575	-	2,575
Depreciation and amortization	5,336	804	6,140
Loss on classification as held for sale	-	69,419	69,419
(Loss) gain on derivative liabilities - Letter & Credit Agreement	(6,402)	-	(6,402)
Interest on borrowings	15,915	-	15,915
Income tax provision (benefit)	713	60	773
(Gain) loss on completed dispositions	(37,157)	-	(37,157)
Total adjustments	**(19,060)**	**78,261**	**59,201**
Adjusted EBITDA	**$ 25,589**	**$ 5,213**	**$ 30,802**

[1] Adjusted EBITDA is a Non-GAAP measure that is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with the Company's results of operations as determined in accordance with U.S. GAAP.

[2] Represents the elimination of the 49.9% of Lucid's earnings allocated among the non-controlling interests recorded as compensation for U.S. GAAP purposes included in discontinued operations.

[3] Represents $0.1 million of insurance recoveries to reimburse for costs incurred related to the January 15, 2015 SNB event included in continuing operations and represents a CFTC regulatory fine of $7.0 million and $2.1 million of regulatory and legal costs related to the SNB event partially offset by $0.4 million of insurance recoveries to reimburse for costs related to the January 15, 2015 SNB event in discontinued operations for the three months ended December 31, 2016.

[4] Represents $2.6 million of impairments taken on equity method investments in the three months ended December 31, 2016.

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